SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 28, 2001


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION

               (Exact name of registrant as specified in charter)


      Delaware                        0-22624                  05-0473908
      Delaware                        1-11432                  05-0475617
      Delaware                        1-11436                  22-3182164
----------------------------        ------------           --------------------
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)            Identification No.)


1000 Columbia Avenue, Linwood, PA                                 19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (610) 859-3000




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On June 28, 2001, Foamex International Inc. (the "Company") issued a press release announcing that PricewaterhouseCoopers LLP, its independent public accountant, had advised the Company that it resigned, effective immediately. The press release stated that since the ratification of PricewaterhouseCoopers LLP was to have been considered at the Annual Meeting of the Company's stockholders, to be held on June 29, 2001, the Company intended to adjourn the Annual Meeting until July 27, 2001, in order to make appropriate filings with the Security and Exchange Commission and to distribute a proxy supplement to stockholders. As announced at the Annual Meeting, the Company's Annual Meeting of Stockholders was duly adjourned on June 29, 2001 until July 27, 2001 and will take place at 10:00 a.m. at the Company's headquarters at 1000 Columbia Avenue, Linwood, PA 19061.

The Company will file a Form 8-K with the required disclosures under "Item 4 -- Change in Registrant's Certifying Accountant."

The press release is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


           Exhibit              Description

              99 Press release of Foamex International Inc., dated June 28, 2001

                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 29, 2001                         FOAMEX INTERNATIONAL INC.


                                             /s/ John Televantos
                                             ------------------------------
                                             Name:  John Televantos
                                             Title: President and Chief
                                                    Executive Officer


                                             FOAMEX L.P.

                                             BY FMXI, INC.
                                             its Managing General Partner


                                             /s/ George L. Karpinski
                                             ------------------------------
                                             Name:  George L. Karpinski
                                             Title: Vice President


                                             FOAMEX CAPITAL CORPORATION


                                             /s/ George L. Karpinski
                                             ------------------------------
                                             Name:  George L. Karpinski
                                             Title: Vice President